Exhibit 99.1

Pennsylvania Real Estate Investment Trust®

Supplemental Financial and Operating Information

Quarter Ended December 31, 2011

www.preit.com

NYSE: PEI

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

December 31, 2011

Table of Contents

Introduction
Company Information	1
Press Release Announcements	2
Market Capitalization and Capital Resources	3

Operating Results
Statement of Operations - Proportionate Consolidation Method - Quarters Ended December 31, 2011 and December 31, 2010	4
Statement of Operations - Proportionate Consolidation Method - Years Ended December 31, 2011 and December 31, 2010	5
Net Operating Income - Quarters Ended December 31, 2011 and December 31, 2010	6
Net Operating Income - Years Ended December 31, 2011 and December 31, 2010	7
Computation of Earnings Per Share	8
Funds From Operations and Funds Available for Distribution - Quarters Ended December 31, 2011 and December 31, 2010	9
Funds From Operations and Funds Available for Distribution - Years Ended December 31, 2011 and December 31, 2010	10

Operating Statistics
Leasing Activity Summary	11
Summarized Rent Per Square Foot and Occupancy Percentages	12
Mall Sales and Rent Per Square Foot	13
Mall Occupancy - Owned GLA	14
Strip and Power Center Rent Per Square Foot and Occupancy Percentages	15
Top Twenty Tenants	16
Lease Expirations	17
Retail Gross Leasable Area Occupancy Summary	18
Property Information	19

Balance Sheet
Balance Sheet - Proportionate Consolidation Method	22
Balance Sheet - Property Type	23
Investment in Real Estate	24
Capital Expenditures	26
Debt Analysis	27
Debt Schedule	28
Selected Debt Ratios	29
Shareholder Information	30
Definitions	31

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views, achievements or results, about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: PREIT’s substantial debt and high leverage ratio; constraining leverage, interest and tangible net worth covenants under the 2010 Credit Facility; PREIT’s ability to refinance its existing indebtedness when it matures on favorable terms, or at all; PREIT’s ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties or interests in properties, or through other actions; PREIT’s short- and long-term liquidity position; the effects on PREIT of dislocations and liquidity disruptions in the capital and credit markets; the current economic conditions and their effect on employment, consumer confidence and spending and the corresponding effects on tenant business, performance, prospects, solvency and leasing decisions on our cash flows; and the value and potential impairment of PREIT’s properties; and PREIT’s ability to maintain and increase property occupancy, sales and net effective rental rates, including and in light of the relatively high number of leases that have expired or are expiring by the end of 2013. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth in press releases or other disclosures, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2010. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. As of December 31, 2011 the Company’s 49 properties included 38 shopping malls, eight strip and power centers, and three development properties. These properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region. The operating retail properties have a total of approximately 33.1 million square feet. PREIT is headquartered in Philadelphia, Pennsylvania.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Reporting Calendar

First Quarter 2012	April 26, 2012

Research Coverage

Company	Analyst	Phone Number

Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640
	Jeffery Spector	(646) 855-1363
	Lindsay Schroll	(646) 855-1829

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981

Discern	David Wiggington	(646) 862-4177

Green Street Advisors	Cedrik Lachance	(949) 640-8780
	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Keefe, Bruyette, & Woods	Ben Yang	(415) 591-1631

Sidoti & Company, LLC	Jeffrey Lau	(212) 453-7029

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

February 17, 2012 - PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.15 per common share.

January 17, 2012 - PREIT announced the tax status of its 2011 distributions.

October 20, 2011 - PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.15 per common share.

Acquisitions, dispositions, development and redevelopment activities:

February 9, 2012 - PREIT announced an agreement with Mercy Health System to add a 23,500 sf health and wellness satellite location aligned with Mercy Suburban Hospital at Plymouth Meeting Mall in Plymouth Meeting, Pennsylvania.

January 31, 2012 - PREIT announced an agreement with jcpenney to relocate and expand its anchor store at North Hanover Mall in Hanover, Pennsylvania.

December 28, 2011 - PREIT announced it signed Philadelphia Media Network, Inc., owner of The Philadelphia Inquirer, Daily News, and Philly.com, to a 125,000 sf office space at 801 Market Street in Philadelphia, Pennsylvania.

December 22, 2011 - PREIT announced it signed a 12 screen, 56,000 sf Regal Premium Experience movie theater at the Moorestown Mall in Moorestown, New Jersey.

December 19, 2011 - PREIT announced it signed a 12,000 sf lease with Charming Charlie at Plymouth Meeting Mall in Plymouth Meeting, Pennsylvania.

Other activities:

January 26, 2012 - PREIT scheduled its Fourth Quarter 2011 earnings call for Thursday, February 23, 2012.

November 16, 2011 - PREIT announced its 2011 holiday promotion.

November 15, 2011 - PREIT announced the commencement of a multi-faceted repositioning of Moorestown Mall in Moorestown, New Jersey.

October 27, 2011 - PREIT reported its Third Quarter 2011 results.

October 13, 2011 - PREIT scheduled its Third Quarter 2011 earnings call for Thursday, October 27, 2011.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010	2009
TRADING INFORMATION
High Price per share	$11.00	$15.93	$17.34	$17.35	$9.13
Low Price per share	$6.50	$11.58	$6.50	$8.35	$2.20
Closing Share Price (at the end of period)	$10.44	$14.53	$10.44	$14.53	$8.46

MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	55,677	55,436	55,677	55,436	44,615
OP Units Outstanding	2,329	2,329	2,329	2,329	2,329

Total Shares and OP Units Outstanding	58,006	57,765	58,006	57,765	46,944

Equity Market Capitalization - Shares and OP Units	$605,581	$839,327	$605,581	$839,327	$397,148

DEBT CAPITALIZATION(1)
Secured Debt Balance(2)	$2,230,645	$2,265,572	$2,230,645	$2,265,572	$1,956,193
Unsecured Debt Balance(3)(4)	136,900	136,900	136,900	136,900	792,900

Debt Capitalization	2,367,545	2,402,472	2,367,545	2,402,472	2,749,093

TOTAL MARKET CAPITALIZATION	$2,973,126	$3,241,799	$2,973,126	$3,241,799	$3,146,241

Equity Capitalization/Total Market Capitalization	20.4%	25.9%	20.4%	25.9%	12.6%
Debt Capitalization/Total Market Capitalization	79.6%	74.1%	79.6%	74.1%	87.4%
Unsecured Debt Balance/Total Debt	5.8%	5.7%	5.8%	5.7%	28.8%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Dividends	$0.04	$0.15	$0.37	$0.60	$0.63
Capital Gain Distributions(5)	—	—	0.01	—	0.11
Non-Taxable Distributions	0.11	—	0.22	—	—

Distributions per share	$0.15	$0.15	$0.60	$0.60	$0.74

Annualized Dividend Yield(6)	5.7%	4.1%	5.7%	4.1%	8.7%

CAPITAL RESOURCES

Cash and Cash Equivalents	$27,481	$47,107	$27,481	$47,107	$77,147

Revolving Facility	250,000	150,000	250,000	150,000	500,000
Amount Outstanding	(95,000)	—	(95,000)	—	(486,000)
Letters of Credit	—	(1,534)	—	(1,534)	(3,030)

Available Revolving Facility(7)	155,000	148,466	155,000	148,466	10,970

TOTAL	$182,481	$195,573	$182,481	$195,573	$88,117

Shelf Registration	$1,000,000	$831,812	$1,000,000	$831,812	$1,000,000

(1)	Amounts exclude debt discount on exchangeable notes and debt premium on mortgage loans.
(2)	The secured debt balance includes $240,000 in Term Loans and $95,000 outstanding under the Revolving Facility as of December 31, 2011.
(3)	The unsecured debt balance includes exchangeable notes of $136,900 for all periods presented.
(4)	The unsecured debt balance included $170,000 in the senior unsecured 2008 Term Loan and $486,000 in outstanding Credit Facility borrowings for the year ended December 31, 2009.
(5)	Includes $.004 of unrecaptured Section 1250 gain as of December 31, 2011.
(6)	Based on closing share price at the end of the period.
(7)	The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Quarters Ended December 31, 2011 and December 31, 2010

Proportionate Consolidation Method

(in thousands)

	Quarter Ended December 31, 2011			Quarter Ended December 31, 2010
	GAAP	Share of unconsolidated partnership(1)	Total	GAAP	Share of unconsolidated partnerships(1)	Total
REVENUE:

Base rent	$78,856	$6,680	$85,536	$78,944	$6,527	$85,471
Expense reimbursements	32,379	2,730	35,109	31,897	2,659	34,556
Percentage rent	3,993	86	4,079	3,292	74	3,366
Lease termination revenue	997	24	1,021	478	—	478
Other real estate revenue	6,907	455	7,362	6,473	540	7,013

Real estate revenue	123,132	9,975	133,107	121,084	9,800	130,884
Interest and other income	1,004	—	1,004	1,145	—	1,145

Total revenue	124,136	9,975	134,111	122,229	9,800	132,029

EXPENSES:
Operating expenses:
CAM and real estate taxes	(36,415)	(2,057)	(38,472)	(35,583)	(2,049)	(37,632)
Utilities	(5,634)	(225)	(5,859)	(5,978)	(219)	(6,197)
Other operating expenses	(7,426)	(635)	(8,061)	(7,413)	(684)	(8,097)

Total operating expenses	(49,475)	(2,917)	(52,392)	(48,974)	(2,952)	(51,926)

Depreciation and amortization	(34,625)	(2,209)	(36,834)	(38,915)	(2,074)	(40,989)
Other expenses:
General and administrative expenses	(10,390)	—	(10,390)	(10,712)	—	(10,712)
Project costs and other expenses	(532)	—	(532)	(125)	—	(125)

Total other expenses	(10,922)	—	(10,922)	(10,837)	—	(10,837)

Interest expense, net(2)	(31,855)	(2,828)	(34,683)	(34,142)	(2,617)	(36,759)

Total expenses	(126,877)	(7,954)	(134,831)	(132,868)	(7,643)	(140,511)

Loss before equity in income of partnerships, discontinued operations and gains on sales of real estate	(2,741)	2,021	(720)	(10,639)	2,157	(8,482)
Equity in income of partnerships	2,021	(2,021)	—	2,157	(2,157)	—
Gains on sales of non-operating real estate	140	—	140	—	—	—

Loss from continuing operations	(580)	—	(580)	(8,482)	—	(8,482)
Discontinued operations:
Adjustment to gains on sales of discontinued operations	—	—	—	(56)	—	(56)

Loss from discontinued operations	—	—	—	(56)	—	(56)

Net loss	(580)	—	(580)	(8,538)	—	(8,538)
Less: net loss attributable to noncontrolling interest	23	—	23	507	—	507

Net loss attributable to PREIT	$(557)	$—	$(557)	$(8,031)	$—	$(8,031)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $589 and $602 for the quarters ended December 31, 2011 and 2010, respectively.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Years Ended December 31, 2011 and December 31, 2010

Proportionate Consolidation Method

(in thousands)

	Year Ended December 31, 2011				Year Ended December 31, 2010
	GAAP	Share of unconsolidated partnerships(1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships(1)	Discontinued operations	Total
REVENUE:

Base rent	$293,345	$25,822	$—	$319,167	$293,640	$25,663	$7,739	$327,042
Expense reimbursements	131,093	10,365	—	141,458	131,877	10,568	1,750	144,195
Percentage rent	6,494	164	—	6,658	5,585	136	—	5,721
Lease termination revenue	1,859	78	—	1,937	3,028	275	—	3,303
Other real estate revenue	17,057	1,405	—	18,462	16,235	1,450	8	17,693

Real estate revenue	449,848	37,834	—	487,682	450,365	38,092	9,497	497,954
Interest and other income	6,712	—	—	6,712	5,276	—	—	5,276

Total revenue	456,560	37,834	—	494,394	455,641	38,092	9,497	503,230

EXPENSES:
Operating expenses:
CAM and real estate taxes	(144,427)	(8,316)	—	(152,743)	(142,767)	(8,361)	(1,904)	(153,032)
Utilities	(24,530)	(862)	—	(25,392)	(26,030)	(908)	(7)	(26,945)
Other operating expenses	(24,876)	(2,277)	—	(27,153)	(26,476)	(2,498)	(196)	(29,170)

Total operating expenses	(193,833)	(11,455)	—	(205,288)	(195,273)	(11,767)	(2,107)	(209,147)

Depreciation and amortization	(140,430)	(8,403)	—	(148,833)	(161,592)	(8,656)	(3,907)	(174,155)
Other expenses:
General and administrative expenses	(38,901)	—	—	(38,901)	(38,973)	—	—	(38,973)
Impairment of assets	(52,336)	—	—	(52,336)	—	—	—	—
Project costs and other expenses	(964)	—	—	(964)	(1,137)	—	—	(1,137)

Total other expenses	(92,201)	—	—	(92,201)	(40,110)	—	—	(40,110)

Interest expense, net(2)	(132,256)	(11,341)	—	(143,597)	(142,730)	(8,619)	(1,926)	(153,275)

Total expenses	(558,720)	(31,199)	—	(589,919)	(539,705)	(29,042)	(7,940)	(576,687)

Loss before equity in income of partnerships, discontinued operations and gains on sales of real estate	(102,160)	6,635	—	(95,525)	(84,064)	9,050	1,557	(73,457)
Equity in income of partnerships	6,635	(6,635)	—	—	9,050	(9,050)	—	—
Gains on sales of real estate	1,590	—	—	1,590	—	—	—	—

Loss from continuing operations	(93,935)	—	—	(93,935)	(75,014)	—	1,557	(73,457)
Discontinued operations
Operating results from discontinued operations	—	—	—	—	1,557	—	(1,557)	—
Gains on sales of discontinued operations	—	—	—	—	19,094	—	—	19,094

Income from discontinued operations	—	—	—	—	20,651	—	(1,557)	19,094

Net loss	(93,935)	—	—	(93,935)	(54,363)	—	—	(54,363)
Less: net loss attributable to noncontrolling interests	3,774	—	—	3,774	2,436	—	—	2,436

Net loss attributable to PREIT	$(90,161)	$—	$—	$(90,161)	$(51,927)	$—	$—	$(51,927)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $2,032 and $2,561 for the years ended December 31, 2011 and 2010, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Quarters Ended December 31, 2011 and 2010

(in thousands)

	Quarter Ended December 31, 2011			Quarter Ended December 31, 2010
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total

Real estate revenue:
Base rent	$85,176	$360	$85,536	$85,083	$388	$85,471
Expense reimbursements	35,101	8	35,109	34,544	12	34,556
Percentage rent	4,079	—	4,079	3,366	—	3,366
Lease termination revenue	1,021	—	1,021	478	—	478
Other real estate revenue	7,240	122	7,362	6,890	123	7,013

TOTAL REAL ESTATE REVENUE	132,617	490	133,107	130,361	523	130,884

Operating expenses:
CAM and real estate taxes	(38,040)	(432)	(38,472)	(37,215)	(417)	(37,632)
Utilities	(5,859)	—	(5,859)	(6,197)	—	(6,197)
Other operating expenses	(8,065)	4	(8,061)	(8,058)	(39)	(8,097)

TOTAL OPERATING EXPENSES	(51,964)	(428)	(52,392)	(51,470)	(456)	(51,926)

NET OPERATING INCOME	$80,653	$62	$80,715	$78,891	$67	$78,958

	Quarter Ended December 31, 2011			Quarter Ended December 31, 2010
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total

Real estate revenue:
Base rent	$79,448	$5,728	$85,176	$79,505	$5,578	$85,083
Expense reimbursements	33,786	1,315	35,101	33,442	1,102	34,544
Percentage rent	4,029	50	4,079	3,328	38	3,366
Lease termination revenue	971	50	1,021	473	5	478
Other real estate revenue	7,208	32	7,240	6,821	69	6,890

TOTAL REAL ESTATE REVENUE	125,442	7,175	132,617	123,569	6,792	130,361

Operating expenses:
CAM and real estate taxes	(36,819)	(1,221)	(38,040)	(35,974)	(1,241)	(37,215)
Utilities	(5,787)	(72)	(5,859)	(6,133)	(64)	(6,197)
Other operating expenses	(7,961)	(104)	(8,065)	(7,879)	(179)	(8,058)

TOTAL OPERATING EXPENSES	(50,567)	(1,397)	(51,964)	(49,986)	(1,484)	(51,470)

NET OPERATING INCOME	$74,875	$5,778	$80,653	$73,583	$5,308	$78,891

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Years Ended December 31, 2011 and 2010

(in thousands)

	Year Ended December 31, 2011			Year Ended December 31, 2010
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total

Real estate revenue:
Base rent	$317,789	$1,378	$319,167	$317,724	$9,318	$327,042
Expense reimbursements	141,420	38	141,458	142,395	1,800	144,195
Percentage rent	6,658	—	6,658	5,721	—	5,721
Lease termination revenue	1,937	—	1,937	3,303	—	3,303
Other real estate revenue	17,977	485	18,462	17,202	491	17,693

TOTAL REAL ESTATE REVENUE	485,781	1,901	487,682	486,345	11,609	497,954

Operating expenses:
CAM and real estate taxes	(151,108)	(1,635)	(152,743)	(149,685)	(3,347)	(153,032)
Utilities	(25,391)	(1)	(25,392)	(26,938)	(7)	(26,945)
Other operating expenses	(27,037)	(116)	(27,153)	(28,788)	(382)	(29,170)

TOTAL OPERATING EXPENSES	(203,536)	(1,752)	(205,288)	(205,411)	(3,736)	(209,147)

NET OPERATING INCOME	$282,245	$149	$282,394	$280,934	$7,873	$288,807

	Year Ended December 31, 2011			Year Ended December 31, 2010
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total

Real estate revenue:
Base rent	$295,346	$22,443	$317,789	$295,114	$22,610	$317,724
Expense reimbursements	136,337	5,083	141,420	137,320	5,075	142,395
Percentage rent	6,538	120	6,658	5,660	61	5,721
Lease termination revenue	1,272	665	1,937	3,298	5	3,303
Other real estate revenue	17,787	190	17,977	16,972	230	17,202

TOTAL REAL ESTATE REVENUE	457,280	28,501	485,781	458,364	27,981	486,345

Operating expenses:
CAM and real estate taxes	(145,952)	(5,156)	(151,108)	(144,329)	(5,356)	(149,685)
Utilities	(25,119)	(272)	(25,391)	(26,684)	(254)	(26,938)
Other operating expenses	(26,475)	(562)	(27,037)	(28,095)	(693)	(28,788)

TOTAL OPERATING EXPENSES	(197,546)	(5,990)	(203,536)	(199,108)	(6,303)	(205,411)

NET OPERATING INCOME	$259,734	$22,511	$282,245	$259,256	$21,678	$280,934

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010

Loss from continuing operations	$(580)	$(8,482)	$(93,935)	$(75,014)
Noncontrolling interest in continuing operations	23	505	3,774	3,270
Dividends on unvested restricted shares	(143)	(174)	(547)	(615)

Loss from continuing operations used to calculate earnings per share - basic and diluted	$(700)	$(8,151)	$(90,708)	$(72,359)

(Loss) income from discontinued operations	$—	$(56)	$—	$20,651
Noncontrolling interest in discontinued operations	—	2	—	(834)

(Loss) income from discontinued operations used to calculate earnings per share - basic and diluted	$—	$(54)	$—	$19,817

Basic loss per share
Loss from continuing operations	$(0.01)	$(0.15)	$(1.66)	$(1.43)
Income from discontinued operations	—	(0.00)	—	0.39

	$(0.01)	$(0.15)	$(1.66)	$(1.04)

Diluted loss per share
Loss from continuing operations	$(0.01)	$(0.15)	$(1.66)	$(1.43)
Income from discontinued operations	—	(0.00)	—	0.39

	$(0.01)	$(0.15)	$(1.66)	$(1.04)

Weighted average common shares outstanding	55,668	55,386	55,621	51,733
Weighted average unvested restricted shares	(951)	(1,163)	(982)	(1,091)

Weighted average shares outstanding - basic	54,717	54,223	54,639	50,642
Weighted average effect of common share equivalents(1)	—	—	—	—

Total weighted average shares outstanding - diluted	54,717	54,223	54,639	50,642

(1)

The Company had net losses from continuing operations for all periods presented. Therefore, the effect of common share equivalents of 369 and 781 for the quarters ended December 31, 2011 and 2010, respectively, and 502 and 502 for the years ended December 31, 2011 and 2010, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Quarter Ended December 31, 2011				Quarter Ended December 31, 2010
	Consolidated	Share of unconsolidated partnerships	Total		Consolidated	Share of unconsolidated partnerships	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue(1)	$123,132	$9,975	$133,107		$121,084	$9,800	$130,884
Operating expenses	(49,475)	(2,917)	(52,392)		(48,974)	(2,952)	(51,926)

NET OPERATING INCOME	73,657	7,058	80,715		72,110	6,848	78,958
General and administrative expenses	(10,390)	—	(10,390)		(10,712)	—	(10,712)
Interest and other income	1,004	—	1,004		1,145	—	1,145
Project costs and other expenses	(532)	—	(532)		(125)	—	(125)
Interest expense, net	(31,855)	(2,828)	(34,683)		(34,142)	(2,617)	(36,759)
Gains on sales of non-operating real estate	140	—	140		—	—	—
Depreciation on non real estate assets	(228)	—	(228)		(324)	—	(324)

FFO	31,796	4,230	36,026		27,952	4,231	32,183
Depreciation on real estate assets	(34,397)	(2,209)	(36,606)		(38,591)	(2,074)	(40,665)
Equity in income of partnerships	2,021	(2,021)	—		2,157	(2,157)	—
Adjustments to gain on sales of discontinued operations	—	—	—		(56)	—	(56)

Net loss	$(580)	$—	$(580)		$(8,538)	$—	$(8,538)

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$31,796	$4,230	$36,026		$27,952	$4,231	$32,183
Adjustments:
Straight line rent	(235)	49	(186)		(197)	244	47
Recurring capital expenditures	(5,815)	(174)	(5,989)		(8,216)	(127)	(8,343)
Tenant allowances	(3,366)	(139)	(3,505)		(7,664)	7	(7,657)
Capitalized leasing costs	(1,245)	—	(1,245)		(1,336)	—	(1,336)
Amortization of mortgage loan premium	(419)	—	(419)		(290)	—	(290)
Amortization of above- and below-market lease intangibles	56	(41)	15		62	(51)	11
Amortization of exchangeable notes debt discount	500	—	500		473	—	473

FAD	$21,272	$3,925	$25,197		$10,784	$4,304	$15,088

Weighted average number of shares outstanding			54,717				54,223
Weighted average effect of full conversion of OP Units			2,329				2,329
Effect of common share equivalents			369				781

Total weighted average shares outstanding, including OP Units			57,415				57,333

FFO			$36,026				$32,183
FFO PER DILUTED SHARE AND OP UNIT			$0.63				$0.56

FAD PER DILUTED SHARE AND OP UNIT			$0.44				$0.26

DIVIDEND PER COMMON SHARE			$0.15				$0.15

PAYOUT RATIOS

Payout ratio of FFO			32.7	% (2)			32.3	% (3)

Payout ratio of FAD			49.3	% (2)			53.7	% (3)

(1)	Total includes the non-cash effect of straight-line rent.
(2)	Twelve months ended December 31, 2011.
(3)	Twelve months ended December 31, 2010.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Year Ended December 31, 2011					Year Ended December 31, 2010
	Consolidated	Share of unconsolidated partnerships	Discontinued operations	Total		Consolidated	Share of unconsolidated partnerships	Discontinued operations	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue(1)	$449,848	$37,834	$—	$487,682		$450,365	$38,092	$9,497	$497,954
Operating expenses	(193,833)	(11,455)	—	(205,288)		(195,273)	(11,767)	(2,107)	(209,147)

NET OPERATING INCOME	256,015	26,379	—	282,394		255,092	26,325	7,390	288,807
General and administrative expenses	(38,901)	—	—	(38,901)		(38,973)	—	—	(38,973)
Interest and other income	6,712	—	—	6,712		5,276	—	—	5,276
Project costs and other expenses	(964)	—	—	(964)		(1,137)	—	—	(1,137)
Interest expense, net	(132,256)	(11,341)	—	(143,597)		(142,730)	(8,619)	(1,926)	(153,275)
Gains on sales of non operating real estate	850	—	—	850		—	—	—	—
Depreciation on non real estate assets	(909)	—	—	(909)		(1,484)	—	—	(1,484)

FFO	90,547	15,038	—	105,585		76,044	17,706	5,464	99,214
Gains on sales of real estate	740	—	—	740		—	—	—	—
Depreciation on real estate assets	(139,521)	(8,403)	—	(147,924)		(160,108)	(8,656)	(3,907)	(172,671)
Impairment of assets	(52,336)	—	—	(52,336)		—	—	—	—
Equity in income of partnerships	6,635	(6,635)	—	—		9,050	(9,050)	—	—
Income from discontinued operations	—	—	—	—		1,557	—	(1,557)	—
Gain on sale of discontinued operations	—	—	—	—		19,094	—	—	19,094

Net loss	$(93,935)	$—	$—	$(93,935)		$(54,363)	$—	$—	$(54,363)

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$90,547	$15,038	$—	$105,585		$76,044	$17,706	$5,464	$99,214
Adjustments:
Straight line rent	(330)	232	—	(98)		(1,378)	319	(88)	(1,147)
Recurring capital expenditures	(16,499)	(422)	—	(16,921)		(15,792)	(183)	—	(15,975)
Tenant allowances	(13,793)	(513)	—	(14,306)		(18,129)	(418)	—	(18,547)
Capitalized leasing costs	(4,999)	—	—	(4,999)		(4,459)	—	—	(4,459)
Amortization of mortgage loan premium	(1,287)	—	—	(1,287)		(1,175)	—	—	(1,175)
Amortization of above- and below-market lease intangibles	217	(176)	—	41		240	(244)	—	(4)
Amortization of exchangeable notes debt discount	1,960	—	—	1,960		1,855	—	—	1,855

FAD	$55,816	$14,159	$—	$69,975		$37,206	$17,180	$5,376	$59,762

Weighted average number of shares outstanding				54,639					50,642
Weighted average effect of full conversion of OP Units				2,329					2,329
Effect of common share equivalents				502					502

Total weighted average shares outstanding, including OP Units				57,470					53,473

FFO				$105,585					$99,214
Accelerated amortization of deferred financing fees				—					3,652

FFO AS ADJUSTED				$105,585					$102,866

FFO PER DILUTED SHARE AND OP UNIT				$1.84					$1.86

FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED				$1.84					$1.93

FAD PER DILUTED SHARE AND OP UNIT				$1.22					$1.12

DIVIDEND PER COMMON SHARE				$0.60					$0.60

PAYOUT RATIOS
Payout ratio of FFO				32.7	% (2)				32.3	% (3)
Payout ratio of FFO as adjusted				32.7	% (2)				31.0	% (3)
Payout ratio of FAD				49.3	% (2)				53.7	% (3)

(1)	Total includes the non-cash effect of straight-line rent.
(2)	Twelve months ended December 31, 2011.
(3)	Twelve months ended December 31, 2010.

Pennsylvania Real Estate Investment Trust

2011 Leasing Activity Summary

			Average Base Rent psf		Change in Base Rent psf
	Number	GLA	Previous	New	Dollar	Percentage	Annualized Tenant Improvements psf(1)

New Leases - Previously Leased Space:

1st Quarter(2)	21	77,140	$22.24	$19.68	$(2.56)	-11.5%	$1.39
2nd Quarter(3)	27	82,868	21.79	21.97	0.18	0.8%	1.45
3rd Quarter(4)	30	102,554	24.39	18.87	(5.52)	-22.6%	0.82
4th Quarter(5)	35	110,812	19.58	18.71	(0.87)	-4.4%	0.60

Total/Average	113	373,374	$21.94	$19.68	$(2.26)	-10.3%	$1.01

New Leases - Previously Vacant Space: (6)

1st Quarter	20	86,463	N/A	$16.86	$16.86	N/A	$2.05
2nd Quarter	39	110,003	N/A	18.38	18.38	N/A	3.40
3rd Quarter	41	225,145	N/A	16.56	16.56	N/A	2.28
4th Quarter	23	74,087	N/A	20.08	20.08	N/A	2.86

Total/Average	123	495,698	N/A	$17.54	$17.54	N/A	$2.58

Renewal: (7)

1st Quarter(2)	81	310,673	$22.22	$22.23	$0.01	0.0%	$0.09
2nd Quarter(3)	92	321,947	22.37	22.89	0.52	2.3%	0.05
3rd Quarter(4)	109	367,407	21.59	21.70	0.11	0.5%	0.05
4th Quarter(5)	109	409,349	18.97	19.83	0.86	4.5%	—

Total/Average	391	1,409,376	$21.15	$21.55	$0.40	1.9%	$0.04

Anchor New:

1st Quarter	0	—	N/A	$—	$—	N/A	$—
2nd Quarter	0	—	N/A	—	—	N/A	—
3rd Quarter	1	113,692	N/A	1.89	1.89	N/A	—
4th Quarter	0	—	N/A	—	—	N/A	—

Total/Average	1	113,692	N/A	$1.89	$1.89	N/A	$—

Anchor Renewal:

1st Quarter	5	367,162	$2.73	$2.73	$—	0.0%	$—
2nd Quarter	4	436,916	2.40	2.40	—	0.0%	—
3rd Quarter	1	155,392	1.56	1.56	—	0.0%	—
4th Quarter	3	321,974	2.26	2.26	—	0.0%	0.16

Total/Average	13	1,281,444	$2.36	$2.36	$—	0.0%	$0.04

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.
(2)	Leasing spreads on a gross rent basis (base rent plus common area maintenance, real estate taxes, and other charges) were -5.6% for New Leases - Previously Leased Space and -6.0% for Renewals.
(3)	Leasing spreads on a gross rent basis (base rent plus common area maintenance, real estate taxes, and other charges) were 2.2% for New Leases - Previously Leased Space and -2.3% for Renewals.
(4)	Leasing spreads on a gross rent basis (base rent plus common area maintenance, real estate taxes, and other charges) were -14.8% for New Leases - Previously Leased Space and 0.3% for Renewals.
(5)	Leasing spreads on a gross rent basis (base rent plus common area maintenance, real estate taxes, and other charges) were -14.0% for New Leases - Previously Leased Space and 3.5% for Renewals.
(6)	This category includes newly constructed and recommissioned space.
(7)	This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy(1) Percentages

	December 31, 2011			December 31, 2010			Change
		Occupancy			Occupancy			Occupancy
	Avg Base Rent	Total	Non-Anchor	Avg Base Rent	Total	Non-Anchor	Avg Base Rent	Total	Non-Anchor
Malls weighted average(2)	$31.77	92.9%	89.7%	$32.47	92.1%	89.4%	-2.2%	0.8%	0.3%
Strip and Power Centers weighted average	$16.19	93.8%	93.8%	$16.36	95.5%	93.3%	-1.0%	-1.7%	0.5%
Retail Portfolio weighted average	$28.39	93.0%	90.2%	$28.80	92.5%	90.0%	-1.4%	0.5%	0.2%

Consolidated Properties	$29.78	92.9%	89.5%	$30.44	92.1%	89.2%	-2.2%	0.8%	0.3%
Unconsolidated Properties	$23.55	94.1%	94.6%	$23.36	95.6%	94.1%	0.8%	-1.5%	0.5%
Same Properties	$28.39	93.0%	90.2%	$28.80	92.5%	90.0%	-1.4%	0.5%	0.2%

(1)

Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.

(2)

Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet that pay fixed rent was $14.28/sq ft as of December 31, 2011 and $14.36/sq ft as of December 31, 2010.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rent Per Square Foot

		December 31, 2011			December 31, 2010			Change
	% of Current Quarter Mall NOI	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	31.4%
Cherry Hill Mall		$48.02	$599	12.7%	$45.71	$559	13.6%	5.1%	7.2%	-0.9%
Lehigh Valley Mall		45.44	526	11.7%	45.10	516	12.7%	0.8%	1.9%	-1.0%
Woodland Mall		40.07	526	12.3%	40.85	499	12.9%	-1.9%	5.4%	-0.6%
Jacksonville Mall		32.90	489	10.4%	32.88	490	10.2%	0.1%	-0.2%	0.2%
Dartmouth Mall		30.83	411	11.0%	30.49	361	12.1%	1.1%	13.9%	-1.1%
Willow Grove Park		42.49	400	16.4%	44.10	390	16.9%	-3.7%	2.6%	-0.5%
Sales per square foot between $350 - $400	32.4%
The Mall at Prince Georges		37.35	388	14.6%	36.87	365	15.1%	1.3%	6.3%	-0.5%
Patrick Henry Mall		39.44	382	14.5%	39.65	392	14.2%	-0.5%	-2.6%	0.3%
Viewmont Mall		29.21	377	12.7%	29.71	369	13.0%	-1.7%	2.2%	-0.3%
The Gallery at Market East		38.07	374	14.0%	38.51	359	13.7%	-1.1%	4.2%	0.3%
Valley View Mall		29.27	372	12.1%	30.49	366	11.7%	-4.0%	1.6%	0.4%
Wyoming Valley Mall		30.42	372	12.1%	30.95	361	13.1%	-1.7%	3.0%	-1.0%
Springfield Mall		33.92	368	14.3%	34.06	349	14.3%	-0.4%	5.4%	0.0%
Valley Mall		25.17	364	10.8%	26.16	314	11.7%	-3.8%	15.9%	-0.9%
Moorestown Mall		35.67	363	14.9%	36.61	378	15.1%	-2.6%	-4.0%	-0.2%
Crossroads Mall		21.46	354	9.1%	21.06	313	9.8%	1.9%	13.1%	-0.7%
Capital City Mall		33.63	353	11.9%	32.83	347	11.8%	2.4%	1.7%	0.1%
Sales per square foot between $300 - $349	16.1%
Francis Scott Key Mall		27.66	335	11.5%	27.19	334	11.5%	1.7%	0.3%	0.0%
Exton Square Mall		35.07	332	13.4%	37.62	317	14.5%	-6.8%	4.7%	-1.1%
Magnolia Mall		27.41	324	12.9%	27.11	318	12.6%	1.1%	1.9%	0.3%
Plymouth Meeting Mall		29.33	323	10.4%	29.84	321	9.6%	-1.7%	0.6%	0.8%
Logan Valley Mall		25.68	314	11.4%	26.89	306	11.5%	-4.5%	2.6%	-0.1%
Cumberland Mall		28.13	313	13.1%	28.58	306	13.7%	-1.5%	2.3%	-0.6%
Sales per square foot under $300	20.1%
Palmer Park Mall		24.08	293	12.0%	25.53	285	11.2%	-5.7%	2.8%	0.8%
Gadsden Mall		21.04	292	10.2%	21.52	274	9.3%	-2.2%	6.6%	0.9%
Uniontown Mall		22.53	287	10.7%	22.96	282	10.8%	-1.9%	1.8%	-0.1%
New River Valley Mall		23.43	287	10.0%	23.86	270	10.6%	-1.8%	6.3%	-0.6%
Wiregrass Commons Mall		24.94	281	10.9%	27.05	278	11.6%	-7.8%	1.1%	-0.7%
Nittany Mall		20.95	273	10.9%	22.36	277	11.1%	-6.3%	-1.4%	-0.2%
Lycoming Mall		20.95	265	10.2%	21.29	255	10.3%	-1.6%	3.9%	-0.1%
North Hanover Mall		23.56	261	12.5%	26.13	269	12.6%	-9.8%	-3.0%	-0.1%
Washington Crown Center		19.51	253	10.8%	20.63	234	11.7%	-5.4%	8.1%	-0.9%
Orlando Fashion Square		29.91	250	14.6%	30.90	234	17.0%	-3.2%	6.8%	-2.4%
South Mall		21.94	246	12.6%	23.27	227	12.3%	-5.7%	8.4%	0.3%
Beaver Valley Mall		21.73	240	13.3%	22.00	250	13.5%	-1.2%	-4.0%	-0.2%
Phillipsburg Mall		22.44	238	11.7%	24.89	210	12.2%	-9.8%	13.3%	-0.5%
Chambersburg Mall		21.01	230	9.3%	24.26	240	9.6%	-13.4%	-4.2%	-0.3%
Voorhees Town Center		27.42	211	12.4%	31.24	208	12.3%	-12.2%	1.4%	0.1%

Malls weighted average		$31.77	$365	12.4%	$32.47	$350	12.8%	-2.2%	4.3%	-0.4%

Consolidated Properties		$30.89	$354	12.4%	$31.65	$339	12.8%	-2.4%	4.4%	-0.4%
Unconsolidated Properties		$41.78	$474	12.4%	$41.46	$461	13.1%	0.8%	2.8%	-0.7%
Same Properties		$31.77	$365	12.4%	$32.47	$350	12.8%	-2.2%	4.3%	-0.4%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust

Mall Occupancy(1) - Owned GLA

	December 31, 2011		December 31, 2010		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor

Beaver Valley Mall	92.5%	83.9%	91.3%	81.3%	1.2%	2.6%

Capital City Mall	98.2%	96.9%	99.1%	98.5%	-0.9%	-1.6%

Chambersburg Mall	87.8%	73.9%	87.4%	73.0%	0.4%	0.9%

Cherry Hill Mall	94.7%	93.7%	94.7%	93.6%	0.0%	0.1%

Crossroads Mall	95.9%	91.2%	91.4%	80.4%	4.5%	10.8%

Cumberland Mall	93.6%	89.4%	94.5%	91.0%	-0.9%	-1.6%

Dartmouth Mall	97.9%	96.5%	99.0%	98.4%	-1.1%	-1.9%

Exton Square Mall	93.1%	84.8%	92.5%	83.4%	0.6%	1.4%

Francis Scott Key Mall	97.9%	96.6%	99.0%	98.1%	-1.1%	-1.5%

Gadsden Mall	96.2%	90.5%	93.8%	84.6%	2.4%	5.9%

The Gallery at Market East(2)	62.2%	79.8%	62.3%	80.1%	-0.1%	-0.3%

Jacksonville Mall	100.0%	100.0%	99.6%	99.2%	0.4%	0.8%

Lehigh Valley Mall	96.6%	95.4%	96.2%	94.8%	0.4%	0.6%

Logan Valley Mall	97.5%	94.1%	96.4%	91.5%	1.1%	2.6%

Lycoming Mall	97.5%	95.3%	96.9%	94.2%	0.6%	1.1%

Magnolia Mall	99.1%	97.9%	99.0%	97.8%	0.1%	0.1%

Moorestown Mall	93.8%	86.2%	93.7%	86.0%	0.1%	0.2%

New River Valley Mall	98.4%	97.3%	97.0%	95.0%	1.4%	2.3%

Nittany Mall	95.6%	91.2%	95.3%	90.5%	0.3%	0.7%

North Hanover Mall	96.3%	91.2%	92.9%	83.0%	3.4%	8.2%

Orlando Fashion Square	91.3%	81.5%	92.0%	83.0%	-0.7%	-1.5%

Palmer Park Mall	96.6%	89.2%	96.6%	89.1%	0.0%	0.1%

Patrick Henry Mall	98.9%	97.9%	97.9%	95.9%	1.0%	2.0%

Phillipsburg Mall	89.2%	75.1%	92.1%	81.8%	-2.9%	-6.7%

Plymouth Meeting Mall	85.9%	78.6%	86.9%	80.0%	-1.0%	-1.4%

The Mall at Prince Georges	97.0%	93.7%	95.7%	91.0%	1.3%	2.7%

South Mall	88.0%	81.7%	90.4%	85.4%	-2.4%	-3.7%

Springfield Mall	95.8%	95.8%	96.9%	96.9%	-1.1%	-1.1%

Uniontown Mall	86.7%	77.4%	93.7%	84.1%	-7.0%	-6.7%

Valley Mall	97.7%	96.1%	97.6%	95.8%	0.1%	0.3%

Valley View Mall	97.1%	96.0%	96.8%	95.6%	0.3%	0.4%

Viewmont Mall	99.2%	97.9%	99.4%	98.5%	-0.2%	-0.6%

Voorhees Town Center	67.2%	66.7%	64.8%	64.3%	2.4%	2.4%

Washington Crown Center	91.7%	84.8%	91.8%	84.8%	-0.1%	0.0%

Willow Grove Park(3)	96.6%	94.4%	70.1%	92.6%	26.5%	1.8%

Wiregrass Commons Mall	91.5%	87.7%	90.3%	86.0%	1.2%	1.7%

Woodland Mall	95.3%	95.3%	97.0%	97.0%	-1.7%	-1.7%

Wyoming Valley Mall	97.1%	91.6%	97.5%	92.9%	-0.4%	-1.3%

Malls weighted average(4)	92.9%	89.7%	92.1%	89.4%	0.8%	0.3%

Consolidated Properties	92.8%	89.3%	91.9%	89.0%	0.9%	0.3%
Unconsolidated Properties	96.5%	95.5%	96.4%	95.4%	0.1%	0.1%
Same Properties	92.9%	89.7%	92.1%	89.4%	0.8%	0.3%

(1)

Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.

(2)

The total occupancy percentage for The Gallery at Market East includes 328,390 sf of the former Strawbridge’s store that is currently vacant, pending redevelopment. This vacant department store represents 30.3% of the owned mall GLA as of December 31, 2011 and 2010.

(3)

The total occupancy percentage for Willow Grove Park as of December 31, 2010 includes the former Strawbridge’s store that is currently under redevelopment as of December 31, 2011. This vacant department store represents 26.6% of the owned mall GLA as of December 31, 2010. In December 2011, we decommissioned 206,834 sf, of which 113,692 sf is related the new jcpenney store, 41,152 sf is related to the new Nordstrom Rack store and 24,695 sf is related to inline space. The remaining 28,451 sf is pending redevelopment.

(4)

Reflects the decommissioning of space related to redevelopment activity. A space is decommissioned once tenant relocations have been completed and demolition/reconfiguration of the former space has commenced. Space is recommissioned once the first tenant in the new/reconfigured wing or area is open and the remaining space is in leaseable condition.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Rent Per Square Foot and Occupancy(1) Percentages

	December 31, 2011			December 31, 2010			Change
	Avg	Occupancy		Avg	Occupancy		Avg	Occupancy
	Base Rent	Total	Non-Anchor	Base Rent	Total	Non-Anchor	Base Rent	Total	Non-Anchor

Christiana Center	$20.16	96.0%	89.1%	$20.16	96.0%	89.1%	0.0%	0.0%	0.0%

The Commons at Magnolia	15.69	80.4%	75.6%	14.12	87.3%	84.2%	11.1%	-6.9%	-8.6%

Metroplex Shopping Center	20.03	100.0%	100.0%	19.57	100.0%	100.0%	2.4%	0.0%	0.0%

The Court at Oxford Valley	15.09	91.7%	90.5%	15.60	100.0%	100.0%	-3.3%	-8.3%	-9.5%

Paxton Towne Centre	14.49	100.0%	100.0%	15.88	98.2%	97.3%	-8.8%	1.8%	2.7%

Red Rose Commons	13.14	100.0%	100.0%	14.24	84.2%	84.2%	-7.7%	15.8%	15.8%

Springfield Park	21.71	98.2%	94.9%	21.10	98.2%	94.9%	2.9%	0.0%	0.0%

Whitehall Mall	13.50	83.1%	81.8%	12.51	91.6%	82.3%	7.9%	-8.5%	-0.5%

Weighted Average	$16.19	93.8%	93.8%	$16.36	95.5%	93.3%	-1.0%	-1.7%	0.5%

Consolidated Properties	$15.89	96.2%	93.3%	$16.54	96.1%	93.2%	-3.9%	0.1%	0.1%

Unconsolidated Properties	$16.29	92.8%	94.0%	$16.29	95.2%	93.4%	0.0%	-2.4%	0.6%

Same Properties	$16.19	93.8%	93.8%	$16.36	95.5%	93.3%	-1.0%	-1.7%	0.5%

(1)

Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent(2)		Total		Minimum Rent
Tenant(1)	Number of Locations	GLA	Number of Locations	GLA	Total Number of Locations	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent(3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	45	560,997	5	51,516	50	612,513	$12,076	$11,108	3.55%

J.C. Penney Corporation, Inc.	24	2,370,409	6	824,327	30	3,194,736	7,679	7,679	2.46%

Foot Locker, Inc.	58	272,835	11	70,927	69	343,762	7,791	7,339	2.35%

Limited Brands, Inc.	58	279,395	14	44,323	72	323,718	7,581	7,135	2.28%

American Eagle Outfitters, Inc.	40	218,381	2	8,840	42	227,221	6,886	6,573	2.10%

Zale Corporation	74	55,498	0	—	74	55,498	5,725	5,420	1.73%

Sears Holding Corporation	24	2,796,396	5	880,777	29	3,677,173	5,445	5,302	1.70%

Signet Jewelers Limited	39	60,145	0	—	39	60,145	4,553	4,398	1.41%

Dick’s Sporting Goods, Inc.	8	371,224	2	95,935	10	467,159	4,775	4,054	1.30%

Luxottica Group S.p.A.	46	113,705	4	9,212	50	122,917	4,189	3,890	1.24%

Abercrombie & Fitch Co.	19	128,443	0	—	19	128,443	3,872	3,490	1.12%

Genesco, Inc.	59	77,834	3	3,044	62	80,878	3,484	3,343	1.07%

Aeropostale, Inc.	33	115,299	3	10,619	36	125,918	3,353	3,124	1.00%

Commonwealth of Pennsylvania	2	229,244	0	—	2	229,244	3,092	3,092	0.99%

Barnes & Noble, Inc.	9	271,086	0	—	9	271,086	4,013	2,977	0.95%

Hallmark Cards, Inc.	34	137,817	5	21,786	39	159,603	3,144	2,972	0.95%

Best Buy Co., Inc.	19	200,502	0	—	19	200,502	3,853	2,857	0.91%

Shoe Show, Inc.	26	167,349	5	25,549	31	192,898	2,932	2,836	0.91%

Burlington Coat Factory	6	537,986	0	—	6	537,986	2,826	2,826	0.90%

Regis Corporation	75	91,309	3	4,651	78	95,960	2,831	2,740	0.88%

Total Top 20 Tenants	698	8,426,559	68	2,051,506	766	11,107,360	$100,100	$93,155	29.80%

Total Leases					3,098			$312,604	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.
(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania Real Estate Investment Trust

Lease Expirations as of December 31, 2011

(dollars in thousands except psf amounts)

Non-Anchors(1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA(2)	Percent of Total	Minimum Rent in Expiring Year(2)	PREIT’s Share of Minimum Rent in Expiring Year(3)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
2011 and Prior	310	704,166	5.8%	$19,547	$18,892	6.9%	$27.76
2012	504	1,606,652	13.2%	38,644	36,148	13.2%	24.05
2013	426	1,458,070	11.9%	31,173	29,253	10.7%	21.38
2014	331	1,157,334	9.5%	25,613	23,534	8.6%	22.13
2015	259	1,283,707	10.5%	29,054	26,068	9.5%	22.63
2016	315	1,405,382	11.5%	37,726	33,796	12.4%	26.84
2017	208	913,760	7.5%	24,566	21,817	8.0%	26.88
2018	188	976,633	8.0%	25,803	23,515	8.6%	26.42
2019	138	611,405	5.0%	18,410	17,503	6.4%	30.11
2020	133	934,299	7.7%	20,232	19,038	7.0%	21.65
2021	123	591,391	4.8%	14,440	12,904	4.7%	24.42
Thereafter	55	568,375	4.6%	11,341	11,053	4.0%	19.95

Total/Average	2,990	12,211,174	100.0%	$296,549	$273,521	100.0%	$24.29

Anchors(1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring(4)	Expiring GLA	Percent of Total	Minimum Rent in Expiring Year	PREIT’s Share of Minimum Rent in Expiring Year(3)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
2012	1	212,000	1.9%	$74	$37	0.1%	$0.35
2013	14	1,135,570	10.1%	4,593	4,593	11.8%	4.04
2014	15	1,491,412	13.3%	4,112	3,650	9.3%	2.76
2015	18	1,715,835	15.3%	5,115	5,115	13.1%	2.98
2016	20	1,895,436	16.9%	4,777	4,777	12.2%	2.52
2017	9	1,021,341	9.1%	3,825	3,410	8.7%	3.75
2018	6	777,965	6.9%	4,084	4,084	10.4%	5.25
2019	7	770,343	6.9%	2,014	2,014	5.2%	2.61
2020	4	346,039	3.1%	1,415	1,415	3.6%	4.09
2021	4	426,239	3.8%	3,059	1,775	4.5%	7.18
Thereafter	10	1,410,486	12.7%	8,213	8,213	21.1%	5.82

Total/Average	108	11,202,666	100.0%	$41,281	$39,083	100.0%	$3.68

(1)	Only includes owned space.
(2)	Does not include tenants occupying space under agreements with initial terms of less than one year.
(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(4)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Occupancy Summary as of December 31, 2011

	Owned GLA
	Occupied			Vacant
	Anchor	Non-Anchor		Anchor	Non-Anchor
		Large Format(1)	Small Shop(2)			GLA Not Owned	Total GLA
Malls
Beaver Valley Mall	511,267	148,740	225,382	—	72,007	204,770	1,162,166
Capital City Mall	204,301	63,586	212,097	—	8,785	120,000	608,769
Chambersburg Mall	241,690	19,651	137,601	—	55,481	—	454,423
Cherry Hill Mall(3)	138,000	204,015	434,962	—	43,119	478,885	1,298,981
Crossroads Mall	254,211	74,108	128,334	—	19,625	—	476,278
Cumberland Mall	264,348	212,538	149,282	—	43,049	273,230	942,447
Dartmouth Mall	208,460	142,274	168,819	—	11,245	140,000	670,798
Exton Square Mall	440,301	26,617	286,328	—	56,132	277,468	1,086,846
Francis Scott Key Mall	222,176	140,616	198,036	—	11,800	139,333	711,961
Gadsden Mall	300,960	65,746	114,541	—	18,841	—	500,088
The Gallery at Market East	350,115	73,975	249,962	328,390	81,990	—	1,084,432
Jacksonville Mall	242,115	98,693	147,919	—	—	—	488,727
Lehigh Valley Mall	212,000	171,800	375,118	—	26,397	371,986	1,157,301
Logan Valley Mall	455,060	43,943	262,863	—	19,337	—	781,203
Lycoming Mall	333,413	182,268	180,890	—	18,035	120,000	834,606
Magnolia Mall	343,118	86,608	177,751	—	5,693	—	613,170
Moorestown Mall	408,356	98,682	185,654	—	45,558	321,200	1,059,450
New River Valley Mall	175,306	134,996	123,821	—	7,153	—	441,276
Nittany Mall	221,462	12,500	184,012	—	19,070	95,000	532,044
North Hanover Mall	206,792	21,047	114,765	—	13,159	—	355,763
Orlando Fashion Square	491,999	136,808	222,176	—	81,292	155,576	1,087,851
Palmer Park Mall	314,235	—	128,144	—	15,552	—	457,931
Patrick Henry Mall	279,619	16,741	273,721	—	6,111	140,000	716,192
Phillipsburg Mall	326,552	42,021	146,175	—	62,390	—	577,138
Plymouth Meeting Mall(4)	253,584	163,161	217,163	—	103,642	214,635	952,185
The Mall at Prince Georges	479,619	119,073	292,137	—	27,746	—	918,575
South Mall	139,691	120,071	96,744	—	48,693	—	405,199
Springfield Mall	—	—	212,973	—	9,332	387,899	610,204
Uniontown Mall	391,096	49,888	165,083	30,282	62,643	—	698,992
Valley Mall	280,549	125,334	252,569	—	15,318	243,400	917,170
Valley View Mall	96,357	74,148	163,153	—	9,843	254,596	598,097
Viewmont Mall	386,262	82,893	153,043	—	4,996	120,000	747,194
Voorhees Town Center(5)	4,404	67,478	136,742	—	101,785	420,838	731,247
Washington Crown Center	245,401	89,086	157,301	—	44,283	140,095	676,166
Willow Grove Park	225,000	54,425	283,894	—	19,883	413,121	996,323
Wiregrass Commons	94,686	10,345	174,917	—	25,865	332,152	637,965
Woodland Mall	—	120,959	293,181	—	20,500	725,187	1,159,827
Wyoming Valley Mall	592,110	90,851	201,648	—	26,691	—	911,300

Total Malls (38 properties)	10,334,615	3,385,685	7,628,901	358,672	1,263,041	6,089,371	29,060,285

Strip and Power Centers
Christiana Center	190,814	68,132	31,288	—	12,200	—	302,434
The Commons at Magnolia	20,631	28,618	34,667	—	20,416	126,200	230,532
Metroplex Shopping Center	67,185	353,984	56,292	—	—	300,729	778,190
The Court at Oxford Valley	59,620	323,336	36,154	—	37,793	247,623	704,526
Paxton Towne Centre	151,627	221,425	71,380	—	—	273,058	717,490
Red Rose Commons	—	248,085	15,206	—	—	199,590	462,881
Springfield Park	83,539	20,500	22,443	—	2,329	145,669	274,480
Whitehall Mall	294,635	135,271	43,891	56,828	39,867	—	570,492

Total Strip and Power Centers (8 properties)	868,051	1,399,351	311,321	56,828	112,605	1,292,869	4,041,025

CONSOLIDATED PROPERTIES	10,485,687	3,532,060	7,178,145	358,672	1,259,928	5,728,744	28,543,236
UNCONSOLIDATED PROPERTIES	716,979	1,252,976	762,077	56,828	115,718	1,653,496	4,558,074
TOTAL PROPERTIES	11,202,666	4,785,036	7,940,222	415,500	1,375,646	7,382,240	33,101,310

(1)	Includes tenants greater than 10,000 square feet.
(2)	Includes tenants less than 10,000 square feet.
(3)	Additional 24,588 sf has been entitled but not yet built.
(4)	Additional 14,316 sf has been entitled but not yet built.
(5)	Additional 6,554 sf has been built but not commissioned, and 128,514 sf has been entitled but not yet built.

Pennsylvania Real Estate Investment Trust

Property Information as of December 31, 2011

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	Boscov’s jcpenney Macy’s Sears	9/30/18 9/30/17 (1) 8/15/16

Capital City Mall Camp Hill, PA	100%	2003	1974/2005	jcpenney Macy’s Sears	11/30/15 (1) 7/28/14

Chambersburg Mall Chambersburg, PA	100%	2003	1982	Bon-Ton Burlington Coat Factory jcpenney Sears	1/28/16 1/31/19 3/31/17 2/9/15

Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/2009	The Container Store Crate and Barrel jcpenney Macy’s Nordstrom	2/28/18 1/31/23 (1) (1) 2/28/25

Crossroads Mall(2) Beckley, WV	100%	2003	1981	Belk Dick’s Sporting Goods jcpenney Sears	11/5/14 1/31/22 12/31/16 3/31/16

Cumberland Mall Vineland, NJ	100%	2005	1973/2003	Best Buy BJ’s Boscov’s Burlington Coat Factory Home Depot jcpenney	1/31/16 (1) (1) 4/30/19 1/31/19 11/30/13

Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	jcpenney Macy’s Sears	7/31/14 (1) 4/12/16

Exton Square Mall(2) Exton, PA	100%	2003	1973/2000	Boscov’s jcpenney K-Mart Macy’s Sears	10/31/19 5/31/20 (1) (1) 10/6/19

Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	Barnes & Noble jcpenney Macy’s Sears Value City Furniture	4/30/17 9/30/16 (1) 7/31/13 1/31/19

Gadsden Mall Gadsden, AL	100%	2005	1974/1990	Belk jcpenney Sears	7/31/14 1/31/29 3/5/14

The Gallery at Market East(2) Philadelphia, PA	100%	2003	1977/1990	Burlington Coat Factory Commonwealth of Pennsylvania	2/28/32 6/30/29

Jacksonville Mall Jacksonville, NC	100%	2003	1981/2008	Barnes & Noble Belk jcpenney Sears	5/31/18 8/21/16 8/31/15 8/4/16

Lehigh Valley Mall(3) Allentown, PA	50%	1973	1977/2007	Barnes & Noble Boscov’s jcpenney Macy’s	10/31/17 (1) (1) 7/31/12

Logan Valley Mall Altoona, PA	100%	2003	1960/1997	jcpenney Macy’s Sears	1/31/17 1/31/15 10/31/16

Lycoming Mall Pennsdale, PA	100%	2003	1978/2007	Best Buy Bon-Ton Burlington Coat Factory Dick’s Sporting Goods jcpenney Macy’s Sears	1/31/17 7/27/16 1/31/19 1/31/17 10/31/15 (1) 7/31/13

Magnolia Mall Florence, SC	100%	1997	1979/2007	Barnes & Noble Belk Best Buy Dick’s Sporting Goods jcpenney Sears	9/30/17 1/31/16 1/31/13 1/31/18 3/31/17 10/16/14

Moorestown Mall Moorestown, NJ	100%	2003	1963/2008	Boscov’s Lord & Taylor Macy’s Sears	10/31/15 (1) (1) 10/5/22

New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	Belk Dick’s Sporting Goods jcpenney Regal Cinemas Sears	4/19/20 1/31/17 3/31/13 4/30/22 8/2/13

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
Nittany Mall State College, PA	100%	2003	1968/1990	Bon-Ton jcpenney Macy’s Sears	1/31/13 7/31/15 (1) 8/28/15

North Hanover Mall Hanover, PA	100%	2003	1967/1999	Dick’s Sporting Goods jcpenney Sears	1/31/18 1/31/16 11/30/14

Orlando Fashion Square(2) Orlando, FL	100%	2004	1973/2003	Dillard’s jcpenney Macy’s Sears	1/31/14 4/30/13 10/30/71 (1)

Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	Bon-Ton Boscov’s	7/25/14 10/31/18

Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	Dick’s Sporting Goods Dillard’s jcpenney Macy’s	1/31/22 9/22/13 10/31/15 (1)

Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	Bon-Ton jcpenney Kohl’s Sears	1/31/15 3/31/13 1/31/25 4/30/14

Plymouth Meeting Mall(2) Plymouth Meeting, PA	100%	2003	1966/2009	AMC Theater Boscov’s Macy’s Whole Foods	12/31/18 10/31/16 (1) 11/30/29

The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	jcpenney Macy’s Marshalls Ross Dress for Less Target	7/31/16 10/31/18 9/30/16 1/31/18 1/31/15

South Mall Allentown, PA	100%	2003	1975/1992	Bon-Ton Stein Mart	1/30/16 10/31/16

Springfield Mall Springfield, PA	50%	2005	1974/1997	Macy’s Target	(1) (1)

Uniontown Mall(2) Uniontown, PA	100%	2003	1972/1990	Bon-Ton Burlington Coat Factory jcpenney Sears Teletech Customer Care	1/30/16 1/31/19 10/31/15 2/25/13 6/30/13

Valley Mall Hagerstown, MD	100%	2003	1974/1999	Bon-Ton jcpenney Macy’s Sears	1/31/14 10/31/14 (1) (1)

Valley View Mall La Crosse, WI	100%	2003	1980/2001	Barnes & Noble Herberger’s jcpenney Macy’s Sears	1/31/17 (1) 7/31/15 (1) (1)

Viewmont Mall Scranton, PA	100%	2003	1968/2006	jcpenney Macy’s Sears	10/31/15 (1) 12/31/15

Voorhees Town Center Voorhees, NJ	100%	2003	1970/2007	Boscov’s Macy’s The Star Group Voorhees Town Hall	(1) (1) 8/31/28 (1)

Washington Crown Center Washington, PA	100%	2003	1969/1999	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/15 7/24/13 (1) 8/17/14

Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	Bloomingdale’s The Cheesecake Factory Macy’s Sears	(1) 1/31/28 1/31/22 (1)

Wiregrass Commons Mall Dothan, AL	100%	2003	1986/2008	Belk Burlington Coat Factory Dillards jcpenney	(1) 1/31/20 (1) (1)

Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	Apple Barnes & Noble jcpenney Kohl’s Macy’s Sears	6/30/15 1/31/20 (1) (1) (1) (1)

Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1971/2006	Bon-Ton jcpenney Macy’s Sears	1/31/17 4/30/17 1/31/17 8/1/16

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration

POWER CENTERS
Christiana Center Newark, DE	100%	1998	1998	Costco Dick’s Sporting Goods	9/30/18 11/30/13

Metroplex Shopping Center(3) Plymouth Meeting, PA	50%	1999	2001	Giant Food Store Lowe’s Target	2/28/21 (1) (1)

The Court at Oxford Valley(3) Langhorne, PA	50%	1997	1996	Best Buy BJ’s Dick’s Sporting Goods Home Depot	5/31/21 (1) 4/30/21 (1)

Paxton Towne Centre Harrisburg, PA	100%	1999	2001	Costco Kohl’s Target Weis Markets	(1) 1/30/21 (1) 11/30/20

Red Rose Commons(3) Lancaster, PA	50%	1998	1998	Home Depot Weis Markets	(1) (1)

Whitehall Mall(3) Allentown, PA	50%	1964	1964/1998	Bed, Bath & Beyond Kohl’s Sears	1/31/15 3/9/17 9/18/21

STRIP CENTERS
The Commons at Magnolia Florence, SC	100%	1999	1991/2002	Bed, Bath & Beyond Target	1/31/15 (1)

Springfield Park Springfield, PA	50%	1997/1998	1997/1998	Bed, Bath & Beyond LA Fitness Target	1/31/14 3/31/17 (1)

(1)	Space is not owned by PREIT.
(2)	Property is subject to a ground lease.
(3)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Proportionate Consolidation Method(1)

(in thousands, except per share amounts)

	December 31, 2011			December 31, 2010
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,470,167	$211,790	$3,681,957	$3,448,900	$210,505	$3,659,405
Construction in progress	91,538	864	92,402	121,547	753	122,300
Land held for development	15,292	—	15,292	17,021	—	17,021

Total investments in real estate	3,576,997	212,654	3,789,651	3,587,468	211,258	3,798,726
Accumulated depreciation	(844,010)	(73,594)	(917,604)	(729,086)	(66,699)	(795,785)

Net investments in real estate	2,732,987	139,060	2,872,047	2,858,382	144,559	3,002,941

Investments in partnerships, at equity	16,009	(16,009)	—	30,959	(30,959)	—
Other assets:
Cash and cash equivalents	21,798	5,683	27,481	42,327	4,780	47,107
Rent and other receivables(2)	39,832	2,065	41,897	40,732	6,390	47,122
Intangible assets, net	9,921	178	10,099	15,787	288	16,075
Deferred costs and other assets, net	89,707	15,704	105,411	91,930	8,304	100,234

Total other assets	177,267	7,621	184,888	221,735	(11,197)	210,538

Total assets	$2,910,254	$146,681	$3,056,935	$3,080,117	$133,362	$3,213,479

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $282 and $1,569 as of December 31, 2011 and December 31, 2010, respectively)	$1,691,381	$204,546	$1,895,927	$1,744,248	$175,693	$1,919,941
Exchangeable notes (net of discount of $849 and $2,809 as of December 31, 2011 and December 31, 2010, respectively)	136,051	—	136,051	134,091	—	134,091
Revolving Facility	95,000	—	95,000	—	—	—
Term Loans	240,000	—	240,000	347,200	—	347,200
Tenants’ deposits and deferred rent	13,278	3,492	16,770	16,583	3,899	20,482
Distributions in excess of partnership investments	64,938	(64,938)	—	44,614	(44,614)	—
Fair value of derivative instruments	21,112	—	21,112	27,233	—	27,233
Other liabilities	60,456	3,581	64,037	61,618	(1,616)	60,002

Total liabilities	2,322,216	146,681	2,468,897	2,375,587	133,362	2,508,949

Equity:
Total equity	588,038	—	588,038	704,530	—	704,530

Total liabilities and equity	$2,910,254	$146,681	$3,056,935	$3,080,117	$133,362	$3,213,479

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $27.9 million ($25.5 million wholly owned, $2.4 million partnership) as of December 31, 2011, and $27.8 million ($25.2 million wholly owned, $2.6 million partnership) as of December 31, 2010.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Property Type(1)

(in thousands, except per share amounts)

	December 31, 2011				December 31, 2010
	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total
ASSETS:
Investments in real estate:
Investments in real estate, at cost	$3,454,686	$221,021	$21,542	$3,697,249	$3,433,844	$219,321	$23,261	$3,676,426
Construction in progress	36,088	—	56,314	92,402	67,123	—	55,177	122,300

Total investments in real estate	3,490,774	221,021	77,856	3,789,651	3,500,967	219,321	78,438	3,798,726
Accumulated depreciation	(838,810)	(77,292)	(1,502)	(917,604)	(724,708)	(69,785)	(1,292)	(795,785)

Net investments in real estate	2,651,964	143,729	76,354	2,872,047	2,776,259	149,536	77,146	3,002,941

Other assets:
Cash and cash equivalents	16,947	2,113	8,421	27,481	21,119	1,931	24,057	47,107
Rent and other receivables(2)	38,087	2,451	1,359	41,897	37,768	7,008	2,346	47,122
Intangible assets, net	2,852	—	7,247	10,099	8,725	—	7,350	16,075
Deferred costs and other assets, net	67,851	15,309	22,251	105,411	72,165	7,960	20,109	100,234

Total other assets	125,737	19,873	39,278	184,888	139,777	16,899	53,862	210,538

Total assets	$2,777,701	$163,602	$115,632	$3,056,935	$2,916,036	$166,435	$131,008	$3,213,479

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $282 and $1,569 as of December 31, 2011 and December 31, 2010, respectively)	$1,694,476	$201,451	$—	$1,895,927	$1,743,470	$171,553	$4,918	$1,919,941
Exchangeable notes (net of discount of $849 and $2,809 as of December 31, 2011 and December 31, 2010, respectively)	—	—	136,051	136,051	—	—	134,091	134,091
Revolving Facility	—	—	95,000	95,000	—	—	—	—
Term Loans	—	—	240,000	240,000	—	—	347,200	347,200
Tenants’ deposits and deferred rent	14,686	1,933	151	16,770	18,205	2,128	149	20,482
Fair value of derivative instruments	—	—	21,112	21,112	—	—	27,233	27,233
Other liabilities	33,098	1,687	29,252	64,037	32,593	(2,277)	29,686	60,002

Total liabilities	1,742,260	205,071	521,566	2,468,897	1,794,268	171,404	543,277	2,508,949

Equity:
Total equity	1,035,441	(41,469)	(405,934)	588,038	1,121,768	(4,969)	(412,269)	704,530

Total liabilities and equity	$2,777,701	$163,602	$115,632	$3,056,935	$2,916,036	$166,435	$131,008	$3,213,479

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $27.9 million ($25.5 million wholly owned, $2.4 million partnership) as of December 31, 2011, and $27.8 million ($25.2 million wholly owned, $2.6 million partnership) as of December 31, 2010.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate(1)

(in thousands)

	December 31, 2011				December 31, 2010
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$70,444	$—	$21,550	$48,894	$69,663	$—	$18,536	$51,127
Capital City Mall	96,393	—	25,081	71,312	95,920	—	21,547	74,373
Chambersburg Mall	38,445	—	8,870	29,575	38,529	—	7,803	30,726
Cherry Hill Mall	452,603	419	98,194	354,828	448,513	34	76,173	372,374
Crossroads Mall	44,634	873	10,206	35,301	36,750	1,057	8,903	28,904
Cumberland Mall	63,595	671	10,982	53,284	63,340	153	9,051	54,442
Dartmouth Mall	63,105	—	28,511	34,594	62,543	—	26,604	35,939
Exton Square Mall	148,948	72	29,903	119,117	147,556	64	26,367	121,253
Francis Scott Key Mall	78,340	—	19,395	58,945	76,482	813	16,587	60,708
Gadsden Mall	62,336	—	11,820	50,516	61,174	—	9,735	51,439
The Gallery at Market East	170,032	4,479	27,437	147,074	169,696	2,014	19,913	151,797
Jacksonville Mall	80,042	—	18,701	61,341	79,247	—	16,096	63,151
Logan Valley Mall	96,326	—	24,777	71,549	96,000	—	22,521	73,479
Lycoming Mall	77,566	—	18,451	59,115	76,814	—	15,817	60,997
Magnolia Mall	88,770	33	27,121	61,682	87,434	27	23,814	63,647
Moorestown Mall	93,291	104	28,194	65,201	92,560	87	25,201	67,446
New River Valley Mall	58,142	—	18,501	39,641	57,892	—	15,238	42,654
Nittany Mall	44,327	—	10,372	33,955	43,458	—	9,073	34,385
North Hanover Mall(2)	27,219	101	5,092	22,228	38,219	17,100	8,004	47,315
Orlando Fashion Square	43,226	—	7,550	35,676	40,426	—	4,448	35,978
Palmer Park Mall	34,529	—	12,912	21,617	34,465	—	12,103	22,362
Patrick Henry Mall	142,469	—	37,953	104,516	141,312	—	32,338	108,974
Phillipsburg Mall(3)	19,714	—	4,760	14,954	54,088	606	10,930	43,764
Plymouth Meeting Mall	161,328	7	34,397	126,938	159,802	426	28,256	131,972
The Mall at Prince Georges	101,522	—	36,338	65,184	100,654	—	32,782	67,872
South Mall	34,196	—	6,924	27,272	33,728	—	6,107	27,621
Uniontown Mall	40,827	—	11,156	29,671	39,955	—	9,750	30,205
Valley Mall	92,966	—	23,494	69,472	92,081	—	21,252	70,829
Valley View Mall	67,930	—	14,699	53,231	67,602	—	12,977	54,625
Viewmont Mall	91,330	—	20,588	70,742	90,359	—	17,600	72,759
Voorhees Town Center	88,473	808	17,680	71,601	66,001	20,774	13,950	72,825
Washington Crown Center	40,432	—	13,594	26,838	40,249	—	12,826	27,423
Willow Grove Park	195,841	28,385	51,600	172,626	189,032	23,943	45,471	167,504
Wiregrass Commons Mall	53,629	—	10,964	42,665	52,072	—	9,159	42,913
Woodland Mall	185,681	—	34,139	151,542	185,530	—	28,070	157,460
Wyoming Valley Mall	108,721	—	26,112	82,609	107,913	—	22,251	85,662

Total Consolidated Malls	3,357,372	35,952	808,018	2,585,306	3,337,059	67,098	697,253	2,706,904

Unconsolidated Malls
Lehigh Valley Mall	41,648	130	18,960	22,818	41,516	21	17,338	24,199
Springfield Mall	55,666	6	11,832	43,840	55,269	4	10,117	45,156

Total Unconsolidated Malls	97,314	136	30,792	66,658	96,785	25	27,455	69,355

TOTAL MALLS	$3,454,686	$36,088	$838,810	$2,651,964	$3,433,844	$67,123	$724,708	$2,776,259

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Net of impairment of $24,134 recorded in the 3rd Quarter of 2011.
(3)	Net of impairment of $27,977 recorded in the 3rd Quarter of 2011.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate(1) (continued)

(in thousands)

	December 31, 2011				December 31, 2010
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
Christiana Center	$42,681	$—	$13,552	$29,129	$42,020	$—	$12,288	$29,732
The Commons at Magnolia	12,677	—	3,835	8,842	12,674	—	3,347	9,327
Paxton Towne Centre	57,437	—	18,605	38,832	57,147	—	16,198	40,949

Total Consolidated Strip and Power Centers	112,795	—	35,992	76,803	111,841	—	31,833	80,008

Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,791	—	17,289	25,502	42,180	—	15,315	26,865
The Court at Oxford Valley	27,908	—	9,217	18,691	27,883	—	8,600	19,283
Red Rose Commons	13,617	—	4,294	9,323	13,178	—	3,936	9,242
Whitehall Mall	16,716	—	8,814	7,902	16,954	—	8,570	8,384
Springfield Park	7,194	—	1,686	5,508	7,285	—	1,531	5,754

Total Unconsolidated Strip and Power Centers	108,226	—	41,300	66,926	107,480	—	37,952	69,528

TOTAL STRIP AND POWER CENTERS	$221,021	$—	$77,292	$143,729	$219,321	$—	$69,785	$149,536

Consolidated Properties Under Development
Springhills	$—	$22,004	$—	$22,004	$—	$21,984	$—	$21,984
White Clay Point	—	33,582	—	33,582	—	32,465	—	32,465

Total Consolidated Properties Under Development	—	55,586	—	55,586	—	54,449	—	54,449

Unconsolidated Properties Under Development
Pavilion at Market East	6,250	728	1,502	5,476	6,240	728	1,292	5,676

Total Unconsolidated Properties Under Development	6,250	728	1,502	5,476	6,240	728	1,292	5,676

Other Properties
Land held for development - consolidated	15,292	—	—	15,292	17,021	—	—	17,021

Total Other Properties	15,292	—	—	15,292	17,021	—	—	17,021

TOTAL DEVELOPMENT AND OTHER	$21,542	$56,314	$1,502	$76,354	$23,261	$55,177	$1,292	$77,146

TOTAL INVESTMENT IN REAL ESTATE	$3,697,249	$92,402	$917,604	$2,872,047	$3,676,426	$122,300	$795,785	$3,002,941

CONSOLIDATED PROPERTIES	$3,485,459	$91,538	$844,010	$2,732,987	$3,465,921	$121,547	$729,086	$2,858,382

UNCONSOLIDATED PROPERTIES	211,790	864	73,594	139,060	210,505	753	66,699	144,559

TOTAL INVESTMENT IN REAL ESTATE	$3,697,249	$92,402	$917,604	$2,872,047	$3,676,426	$122,300	$795,785	$3,002,941

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Quarter Ended December 31, 2011			Year Ended December 31, 2011
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement(1)	$10,110	$39	$10,149	$25,135	$421	$25,556
New development projects	426	6	432	1,116	11	1,127
Tenant allowances	3,366	139	3,505	13,793	513	14,306
Recurring capital expenditures:
CAM expenditures	4,517	174	4,691	11,411	422	11,833
Non-CAM expenditures	1,298		1,298	5,088	—	5,088

Total recurring capital expenditures	5,815	174	5,989	16,499	422	16,921

Total	$19,717	$358	$20,075	$56,543	$1,367	$57,910

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust

Debt Analysis as of December 31, 2011

(in thousands)

Outstanding Debt
	Fixed Rate(1)	% of Total Indebtedness	Variable Rate(2)	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable(3)	$1,677,046	70.9%	$14,335	0.6%	$1,691,381	71.5%
Unconsolidated mortgage loans payable	200,773	8.5%	3,773	0.1%	204,546	8.6%
Exchangeable notes(4)	136,051	5.7%	—	0.0%	136,051	5.7%
2010 Credit Facility(5)	240,000	10.1%	95,000	4.1%	335,000	14.2%

TOTAL OUTSTANDING DEBT	$2,253,870	95.2%	$113,108	4.8%	$2,366,978	100.0%

AVERAGE STATED INTEREST RATE	5.50%		4.13%		5.40%

(1)	Includes variable rate debt swapped to fixed rate debt.
(2)	The variable rate amount includes $15.4 million that is subject to a LIBOR cap with a strike rate of 2.5%. The LIBOR cap expires in April 2012.
(3)	Includes debt premium of $282
(4)	Net of debt discount of $849
(5)

As of December 31, 2011, we have designated interest rate swap agreements to effectively fix $190.0 million of the underlying LIBOR associated with the 2010 Credit Facility until March 10, 2013 at a current weighted average rate of 1.83% (excluding the spread on the related debt). Of that notional amount, $185.0 million of this $190.0 million is also covered by a forward starting swap that becomes effective on April 2, 2012 and remains effective until March 13, 2013 at a rate of 2.96%, excluding the spread on the related debt. Additionally, $15.4 million is subject to a LIBOR cap with a strike price of 2.50%. The LIBOR cap will mature in April 2012.

Average Debt Balance
			2010 Credit Facility
		Mortgage Debt(1)	Revolving Facility	Term Loans	Exchangeable Notes	Exchangeable Notes Discount	TOTAL
Beginning Balance	9/30/2011	$1,950,592	$55,000	$240,000	$136,900	$(1,349)	$2,381,143
Capital City Mall mortgage repayment(2)		(48,383)	—	—	—	—	(48,383)
Mortgage loan amortization(3)		(6,282)	—	—	—	—	(6,282)
Revolving Facility borrowing		—	40,000	—	—	—	40,000
Exchangeable notes discount amortization		—	—	—	—	500	500

Ending Balance	12/31/2011	$1,895,927	$95,000	$240,000	$136,900	$(849)	$2,366,978

Weighted Average Balance		$1,916,911	$81,522	$240,000	$136,900	$(1,183)	$2,374,150

(1)	Includes debt premium.
(2)	Includes write off of debt premium.
(3)	Includes the amortization of debt premium and balloon payments.

Debt Maturities(1)
				2010 Credit Facility
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Revolving Facility	Term Loans	Exchangeable Notes	Exchangeable Notes Discount Amortization	Total Debt
2012	$22,864	$282	$413,705	$—	$—	$136,900	$(849)	$572,902
2013	17,694	—	425,772	—	—	—	—	443,466
2014	16,244	—	99,203	95,000	240,000	—	—	450,447
2015	15,367	—	305,896	—	—	—	—	321,263
2016	5,180	—	243,745	—	—	—	—	248,925
2017	3,997	—	150,000	—	—	—	—	153,997
Thereafter	14,014	—	161,964	—	—	—	—	175,978

	$95,360	$282	$1,800,285	$95,000	$240,000	$136,900	$(849)	$2,366,978

(1)

The weighted average period to mortgage maturity is 3.37 years, excluding extension options. Excludes debt premium on mortgage loans and debt discount on exchangeable notes. Includes 100% of mortgage debt from consolidated properties and our share of mortgage debt from unconsolidated properties, based on our ownership percentage.

Weighted Average Mortgage Interest Rates
	Interest Rate		Marked to Market Interest Rate (GAAP)(1)
Year	Balance	Interest Rate	Balance	Interest Rate
2012	$418,552	5.28%	$418,552	5.17%
2013	429,943	5.38%	429,943	5.38%
2014	102,331	7.28%	102,331	7.28%
2015	334,263	5.69%	334,263	5.69%
2016	263,933	5.38%	263,933	5.38%
2017	150,000	5.51%	150,000	5.51%
Thereafter	196,623	5.61%	196,623	5.61%

Total	$1,895,645	5.54%	$1,895,645	5.52%

(1)	Excludes amortization of debt issuance costs.

Pennsylvania Real Estate Investment Trust

Debt Schedule as of December 31, 2011

(in thousands)

		Proportionate Share(1)			Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service
	Lender	Debt	Debt Premium/ (Discount)	Total				Balance at Maturity	Maturity Date
Fixed Rate Mortgage Loans
Beaver Valley Mall	CMBS	$42,531	$—	$42,531	7.36%	7.36%	$3,972	$42,266	Apr 2012
Christiana Center(2)(3)(4)	Bank	40,000	—	40,000	3.67%	3.67%	1,467	40,000	June 2012
Paxton Towne Centre(2)(4)(5)	Bank	50,000	—	50,000	3.75%	3.75%	1,876	50,000	July 2012
Cherry Hill Mall	Life Insurance Co	180,531	—	180,531	5.42%	5.42%	13,510	177,689	Oct 2012
Cherry Hill Mall Supplemental Loan	Life Insurance Co	53,612	—	53,612	5.51%	5.51%	3,030	53,003	Oct 2012
Cumberland Mall Loan #1	CMBS	39,470	282	39,752	6.50%	5.40%	3,413	38,782	Nov 2012
New River Valley Mall(2)(4)(6)(7)	Bank	25,000	—	25,000	4.83%	4.83%	1,208	25,000	Jan 2013
Dartmouth Mall	CMBS	59,769	—	59,769	4.95%	4.95%	4,484	57,594	June 2013
Moorestown Mall	CMBS	54,859	—	54,859	4.95%	4.95%	4,115	52,863	June 2013
Jacksonville Mall(2)(8)	Bank	56,265	—	56,265	5.83%	5.83%	3,277	56,265	Sept 2013
Logan Valley Mall(2)(8)	Bank	63,000	—	63,000	5.79%	5.79%	3,649	63,000	Sept 2013
Wyoming Valley Mall(2)(8)	Bank	65,000	—	65,000	5.85%	5.85%	3,803	65,000	Sept 2013
Francis Scott Key Mall(2)	Bank	55,000	—	55,000	5.25%	5.25%	2,885	55,000	Dec 2013
Viewmont Mall(2)	Bank	48,000	—	48,000	5.25%	5.25%	2,518	48,000	Dec 2013
Exton Square Mall	Life Insurance Co	68,148	—	68,148	7.50%	7.50%	5,873	66,732	Jan 2014
Lycoming Mall	Bank	34,183	—	34,183	6.84%	6.84%	3,001	32,470	Jul 2014
Springfield East(2)(9)	Bank	2,228	—	2,228	5.39%	5.39%	92	2,061	Mar 2015
Springfield Park(2)(9)	Bank	2,616	—	2,616	5.39%	5.39%	108	2,419	Mar 2015
Magnolia Mall	CMBS	59,551	—	59,551	5.33%	5.33%	4,413	54,842	July 2015
Patrick Henry Mall	Life Insurance Co	91,428	—	91,428	6.34%	6.34%	7,743	83,210	Oct 2015
Springfield Mall(2)	Bank	32,991	—	32,991	4.77%	4.77%	2,118	30,740	Nov 2015
Willow Grove Park	Life Insurance Co	145,449	—	145,449	5.65%	5.65%	11,083	132,624	Dec 2015
Valley Mall	CMBS	85,384	—	85,384	5.49%	5.49%	5,014	78,996	Mar 2016
Woodland Mall	CMBS	151,055	—	151,055	5.58%	5.58%	10,760	140,484	Apr 2016
801 Market Street(2)(4)(8)	Bank	25,000	—	25,000	3.84%	3.84%	960	24,265	Jul 2016
The Mall at Prince Georges	CMBS	150,000	—	150,000	5.51%	5.51%	8,269	150,000	June 2017
Whitehall Mall	Life Insurance Co	5,686	—	5,686	7.00%	7.00%	574	4,145	Nov 2018
Cumberland Mall Loan #2	Bank	2,240	—	2,240	5.00%	5.00%	390	—	Dec 2018
Valley View Mall	CMBS	31,445	—	31,445	5.95%	5.95%	2,290	27,161	July 2020
Lehigh Valley Mall	Life Insurance Co	68,739	—	68,739	5.88%	5.88%	4,972	58,519	July 2020
Red Rose Commons	CMBS	14,868	—	14,868	5.14%	5.14%	978	12,379	July 2021
The Court at Oxford Valley	CMBS	30,000	—	30,000	5.56%	5.56%	1,668	25,782	July 2021
Metroplex Shopping Center	CMBS	43,645	—	43,645	5.00%	5.00%	2,681	33,978	Oct 2023

Total Fixed Rate Mortgage Loans		1,877,693	282	1,877,975	5.57%	5.55%	126,193	1,785,269

Variable Rate Mortgage Loans
Christiana Center(2)(3)	Bank	4,635	—	4,635	2.12%	2.12%	860	4,257	June 2012
Paxton Towne Centre(2)(5)	Bank	4,000	—	4,000	2.27%	2.27%	91	4,000	July 2012
Pavilion East Associates	Bank	3,773	—	3,773	3.02%	3.02%	200	3,708	Aug 2012
New River Valley Mall(2)(6)(7)	Bank	3,050	—	3,050	3.32%	3.32%	101	3,050	Jan 2013
801 Market Street(2)(8)	Bank	2,494	—	2,494	2.36%	2.36%	685	—	Jul 2016

Total Variable Rate Mortgage Loans		17,952	—	17,952	2.58%	2.58%	1,937	15,015

Total Mortgage Loans		$1,895,645	$282	$1,895,927	5.54%	5.52%	$128,130	$1,800,284

CONSOLIDATED MORTGAGE LOANS		$1,691,099	$282	$1,691,381	5.56%	5.54%	$114,739	$1,626,553
UNCONSOLIDATED MORTGAGE LOANS		204,546	—	204,546	5.38%	5.38%	13,391	173,731
EXCHANGEABLE NOTES(10)		136,900	(849)	136,051	4.00%	5.87%	5,476	136,900	June 2012
2010 CREDIT FACILITY - FIXED RATE(11)(12)(13)		190,000	—	190,000	5.83%	5.83%	11,073	190,000	Mar 2014
2010 CREDIT FACILITY - VARIABLE RATE(11)(12)		145,000	—	145,000	4.32%	4.32%	6,264	145,000	Mar 2014

Total		$2,367,545	$(567)	$2,366,978	5.40%	5.49%	$150,943	$2,272,184

AMORTIZATION OF DEFERRED FINANCING FEES		—	—	—	—	0.38%	—	—

EFFECTIVE INTEREST RATE		$2,367,545	$(567)	$2,366,978	5.40%	5.87%	$150,943	$2,272,184

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	All or a portion of the mortgage loan has been effectively swapped to the fixed interest rate presented.
(3)	The mortgage loan has two one year extension options. The first option was exercised to extend the maturity date to June 2012.
(4)	A portion of the mortgage loan bears interest at a variable rate. See Variable Rate Mortgage Loans section of this table.
(5)	The mortgage loan has two one year extension options. The first option was exercised to extend the maturity date to July 2012.
(6)	The mortgage loan has one one year extension option.
(7)	The mortgage loan was refinanced in January 2012. The new mortgage loan has a term of seven years and expires in January 2019.
(8)	The mortgage loan has two one year extension options.
(9)	The mortgage loan has one five year extension option.
(10)	The marked to market interest rate includes the effect of deferred financing fee amortization and debt discount amortization.
(11)	Secured by first mortgage liens on 20 properties. See page 29 for property detail.
(12)

The 2010 Credit Facility consists of the 2010 Term Loan, with a balance of $240,000 and the Revolving Facility, with a balance of $95,000. The total available to borrow against the Revolving Facility is $155,000.

(13)

As of December 31, 2011, we have designated interest rate swap agreements to effectively fix $190,000 of the underlying LIBOR associated with the 2010 Credit Facility until March 10, 2013 at a current weighted average rate of 1.83% (excluding the spread on the related debt). Of that notional amount, $185,000 of this $190,000 is also covered by a forward starting swap that becomes effective on April 2, 2012 and remains effective until March 13, 2013 at a rate of 2.96%, excluding the spread on the related debt. Additionally, $15.4 million is subject to a LIBOR cap with a strike price of 2.50%. The LIBOR cap will mature in April 2012.

Pennsylvania Real Estate Investment Trust

Selected Debt Ratios(1)

December 31, 2011

Consolidated Liabilities to Gross Asset Value	66.87%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 70%

EBITDA to Interest Expense	1.91
EBITDA may not be less than 1.60 to 1.00

Adjusted EBITDA to Fixed Charges	1.60
Adjusted EBITDA may not be less than 1.35 to 1.00

Corporate Debt Yield	11.00%
The ratio of EBITDA to total indebtedness may not be less than 9.50%.

Facility Debt Yield	15.97%
The ratio of NOI for Collateral Properties to Aggregate Outstanding Principal Amount(2)

Collateral Properties
Chambersburg Mall	North Hanover Mall	South Mall
Crossroads Mall	Orlando Fashion Square	Uniontown Mall
Gadsden Mall	P&S Office Building	Voorhees Town Center
The Gallery at Market East I	Palmer Park Mall	Washington Crown Center
The Gallery at Market East II	Phillipsburg Mall	Westgate Anchor Pad
The Commons at Magnolia	Plymouth Meeting Mall	Wiregrass Commons Mall
Nittany Mall	The Plaza at Magnolia

(1)

The amended, restated and consolidated senior secured credit agreement dated as of March 11, 2010, as amended on June 29, 2011 (the “2010 Credit Facility”), contains affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2010 Credit Facility. In addition to the ratios set forth herein, there are several other ratios under the 2010 Credit Agreement with which the Company must comply, all of which are described in the Company’s Current Reports on Form 8-K dated March 11, 2010 and June 29, 2011. The Company has filed the 2010 Credit Agreement and related material agreements in accordance with the rules and regulations of the Securities and Exchange Commission.

(2)	The Maximum Loan Availability is based on a Facility Debt Yield equal to or greater than 9.75%.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
The Vanguard Group, Inc.	5,636,097
BlackRock Fund Advisors	4,468,542
Dreman Value Management LLC	2,526,920
State Street Global Advisors	1,788,029
Deutsche Investment Management Americas, Inc.	1,761,275
JPMorgan Asset Management, Inc.	1,324,041
Pacific Heights Asset Management LLC	1,275,000
Northern Trust Investments	1,219,387
Brookfield Investment Management, Inc.	1,008,351
Numeric Investors LLC	761,400

TOTAL of Ten Largest Institutional:	21,769,042
TOTAL of all Institutional Holders:	38,394,134
Ten Largest as % of Total Institutional:	56.7%

(1)	Based on 13F and 13G filings as of December 31, 2011 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2010
Institutional(1)	38,394,134	66.2%	38,639,075
Retail(2)	14,547,505	25.1%	13,992,951
Insiders(3)	5,064,204	8.7%	5,133,095

TOTAL	58,005,843	100.0%	57,765,121

(1)	Based on 13F and 13G filings as of December 31, 2011 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of March 31, 2011 (Shares and OP Units only). See proxy statement dated April 27, 2011 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as income before gains and losses on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do. NAREIT guidance issued in 2003 provides that excluding impairment write downs of depreciable real estate is consistent with the definition of FFO. Certain regulatory staff had indicated, however, a view that impairment write downs were required to be included in FFO. In late 2011, NAREIT updated its guidance to reflect that certain regulatory staff has conveyed that it no longer holds that view, and NAREIT reiterated its original guidance that excluding such impairments is consistent with the NAREIT definition. In this report, prior period FFO amounts have been revised to reflect this updated NAREIT guidance regarding impairment write downs.

We use FFO and FFO per diluted share and OP Unit in measuring our performance against peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than us.

FFO does not include gains or losses on the sale of operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance, or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions.

Net Operating Income (NOI)

Net operating income ("NOI"), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP), including lease termination revenue, minus operating expenses (determined in accordance with GAAP) plus our share of revenue and operating expenses of our partnership investments, and includes real estate revenue and operating expenses from properties included in discontinued operations. Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. NOI excludes interest and other income, general and administrative expenses, interest expense, depreciation and amortization, gains on sales of interests in real estate, gains or sales of non-operating real estate, gains on sales of discontinued operations, gain on extinguishment of debt, impairment losses, project costs and other expenses

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.